FINANCIAL EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2023
Nonoperating Income (Expense) [Abstract]
Schedule of Financial (Expenses), Net
	Year ended December 31,
	2023	2022
Interest, bank charges and fees	$(2,512)	$(1,770)
Change in Fair value of derivative warrants liabilities	2,313	-
Exchange differences, net	(464)	19
Total financial expenses, net	$(663)	$(1,751)